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                                                                    EXHIBIT 99.1

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                          [LOGO] Mercator. news release


For Immediate Distribution

                     MERCATOR REPORTS SECOND QUARTER RESULTS
                           CONCURRENT WITH AGREEMENT
                      TO BE ACQUIRED BY ASCENTIAL SOFTWARE

                                Wilton, Conn. -- August 4, 2003 -- Mercator
                                Software, Inc. (Nasdaq: MCTR) today reported
                                results for the second quarter ended June 30,
                                2003. Mercator stated that total revenues for
                                the period were $22.0 million, compared to $27.0
                                million in the second quarter a year ago,
Corporate Headquarters          including license revenue of $6.1 million
Mercator Software, Inc.         compared to license revenue of $10.9 million a
45 Danbury Road                 year ago. The Company also noted that
Wilton, CT 06897-0840           maintenance revenue of $10.7 million in the
Voice: 203.761.8600             second quarter was up 16% compared to $9.2
Fax: 203.762.9677               million in the second quarter of 2002. In a
                                separate press release today, Mercator and
www.mercator.com                Ascential Software (Nasdaq: ASCL) jointly
                                announced an agreement whereby Ascential will acquire Mercator pursuant to a cash tender offer at $3.00 per share.

                                Under U.S. generally accepted accounting principles (GAAP), total expenses for the second quarter of 2003 were reduced by 12% to $30.4 million, including a net $4.8 million real estate restructuring charge, compared to $34.5 million a year ago, which includes a restructuring charge of $1.3 million.

                                Second quarter 2003 total pro forma expenses, which exclude restructuring charges, amortization of intangibles, and stock option re-pricing benefits related to stock option re-pricing in prior quarters, were reduced by 24% or $7.8 million to $24.4 million, compared to $32.2 million a year ago. The net restructuring charges of $4.8 million in the second quarter of 2003 and $1.3 million in the second quarter a year ago primarily relate to charges for vacated office space.

                                The Company's second quarter net loss on a GAAP basis was ($9.2) million, or ($0.26) per share for the second quarter of 2003, compared to a net loss of ($8.3) million, or ($0.24) per share a year ago, which represents an increse of 11%. On a pro forma basis, the Company's second quarter net loss was ($1.9) million or ($0.05) per share, compared to ($3.4) million or ($0.10) per share a year ago, which represents an improvement of 44%.

                                "Despite intermittent signs that the economy might be picking up, IT spending remains sluggish. As a result, it was a difficult reporting period for Mercator along with others in our sector," said Mercator Chairman and CEO Roy C. King. "Nonetheless, we made further progress in right-sizing

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                                our cost structure as evidenced by the 24%
                                reduction in pro forma expenses, and the 44% reduction in pro forma net loss."

                                Total cash and cash equivalents declined by $5.7 million in the second quarter to $19.7 million at June 30, 2003. This compares to total cash and cash equivalents of $25.4 million at March 31, 2003. Total cash used by operating activities was $6.9 million in the quarter.

                                "We continued our efforts to align revenues and expenses, including a further reduction of total expenses, maintaining low DSO's, growing maintenance revenue from existing customers, and sustaining a healthy deferred revenue balance," said Mercator Executive Vice President, Chief Financial Officer and Treasurer Kenneth J. Hall.

                                The Company reported that Days Sales Outstanding
                                (DSO) were 64 days, up by 1 day compared to the first quarter of 2003. Total deferred revenue was $23.0 million compared to $24.2 million in the first quarter of 2003. The Company recorded a charge in the second quarter of 2003 of $4.8 million relating to excess office space in connection with previously announced restructurings.

                                In a separate concurrent press release, Mercator and Ascential Software jointly announced that Ascential has agreed with Mercator to acquire Mercator pursuant to a cash tender offer at $3.00 per share for all of Mercator's outstanding shares.

                                BUSINESS HIGHLIGHTS

                                Notable Mercator customers in the quarter included Abbott Labs, ACS State Healthcare, Activist, Alltell Information Services, Blue Cross of Northeastern Pennsylvania, Canadian Pacific Railway, First Health Services, HSH Nordbank, Land O' Lakes, Safeco Insurance, Sears Canada, State of Nevada, Texas-New Mexico Power Company, Visiting Nurse Services, and Woolworths.

                                During the second quarter Mercator launched its connectivity solution for Omgeo Central Trade Manager, a virtual transaction-matching utility that facilitates straight through processing for financial services customers. Mercator Inside Omgeo debuted in conjunction with Mercator partner Sun Microsystems at the Securities Industry Association conference in New York City on June 17th. Mercator and Sun concluded a new co-marketing agreement in the second quarter. Mercator also concluded strategic re-seller agreements with European partners Xoomworks and Syncron. Xoomworks is a London-based IT services provider with a strong practice serving financial services, retail and manufacturing companies throughout Europe. Syncron is a Swedish software and services company focusing on supply chain, manufacturing and financial services integration.

                                                                [LOGO] Mercator.
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                                A conference call to discuss the second quarter
                                results will be hosted by Mercator Chairman and CEO Roy C. King at 9:00 AM ET today. The domestic phone number for the conference call is
                                (888) 769-8522. The International number is
                                (630) 395-0061. The pass code for the call is "Ascential." The Teleconference will be webcast simultaneously and can be accessed by using the link on Mercator's Web site, WWW.MERCATOR.COM, as well as Ascential's website, www.Ascential.com/investors. An audio replay of the call will be available after the call. The toll free domestic phone number for the audio reply is (800) 925-2379.

                                NON-GAAP FINANCIAL MEASURES

                                This press release contains pro forma operating results that are not in accordance with U.S. GAAP because they exclude identified non-cash and restructuring charges, and also assumes a 38% tax benefit. The financial information tables attached to this press release are provided to reconcile the pro forma operating results stated above to U.S. GAAP results. Mercator has provided this pro forma information, as it believes this improves the ability to compare the Company's results with those of its competitors. The pro forma results should not be considered as a substitute for U.S. GAAP results. Investors are encouraged to review the attached reconciliation of pro forma results to U.S. GAAP results. Reconciliation of the GAAP to pro forma information is provided in the table attached. Mercator also will make this press release available on the investor relations page of its Web site at WWW. MERCATOR.COM.

                                ABOUT MERCATOR SOFTWARE, INC.

                                Mercator delivers its customers and partners The Advantage Inside Integration(TM), providing Industry-Ready Integration Solutions(TM) that solve critical business problems in real-time, while leveraging current technology investments and maximizing ROI. Mercator's core integration technology, MERCATOR Inside Integrator(TM) 6.7, features a Solutions-Oriented Architecture(TM) which easily and seamlessly automates high-volume, complex transactions. Over 1,100 enterprise customers leverage the power, speed and flexibility of Mercator's proven integration technology and industry expertise to build better business value and faster ROI. To hear why our customers and partners believe Mercator is the advantage inside integration, visit our Web site at WWW.MERCATOR.COM.

                                (C) 2003 MERCATOR SOFTWARE, INC. ALL RIGHTS
                                RESERVED. MERCATOR AND THE MERCATOR LOGO ARE
                                REGISTERED TRADEMARKS OF MERCATOR SOFTWARE, INC. ALL OTHER MARKS APPEARING WITH A "TM" THEREAFTER ARE INTELLECTUAL PROPERTY OF MERCATOR SOFTWARE, INC. ANY OTHER PRODUCT OR COMPANY NAMES MENTIONED ARE USED FOR IDENTIFICATION PURPOSES ONLY, AND MAY BE TRADEMARKS OR SERVICE MARKS OF THEIR RESPECTIVE OWNERS.

                                LEGAL NOTICE REGARDING FORWARD-LOOKING
                                STATEMENTS

                                Statements in this press release that are not purely historical are forward-looking statements, including statements regarding Mercator's beliefs, expectations, hopes or intentions regarding the future. Forward-looking statements in this release include, but are not limited to, statements regarding the growth of the enterprise application market; the demand for the Company's application integration solutions; and the speed of deployment of new products, including the Mercator Inside Integrator suite of products and Industry-Ready Integration Solutions; and sometimes contain words such as "believe," "expect, " "intend, " "anticipate," "plan," and "estimate" or similar expressions. It is important to note that actual outcomes and the Company's actual results could differ materially from forward-looking statements. Factors that could cause actual results to differ materially include risks and uncertainties such as changes in demand for application integration or e-business integration software and, in particular, the Company's Mercator Inside Integrator suite of products and

                                                                [LOGO] Mercator.
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                                Industry-Ready Integration Solutions; the
                                ability of the Company to manage its global operations; the ability of the Company to develop and introduce new or enhanced products; the ability of the Company to continue to add resellers and other distribution channels; the success of third parties in utilizing and marketing the Company's products; the success of the vertical industries and platforms we target; the Company's access to and success of third party products in which we embed our products or in which our products are embedded; the Company's ability to raise financing; and seasonality in operating results. Readers should also refer to the risk disclosures outlined in the Company's reports filed with the Securities and Exchange Commission. All forward-looking statements and reasons why results might differ included in this release are made as of the date hereof based on information available to the Company as of the date hereof. The Company assumes no obligation to update any such forward-looking statement or reasons why results might differ.



                                MERCATOR CONTACT

                                Jonathan Cohen
                                VP, Corporate Communications
                               (203) 563-1214
                               jcohen@mercator.com

                                                                [LOGO] Mercator.

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                                                     MERCATOR SOFTWARE, INC.
                                              Consolidated Condensed Balance Sheets
                                                         (In thousands)


                                                                              JUNE 30,           MARCH 31,         DECEMBER 31,
                                                                                2003                2003              2002
                                                                                ----                ----              -----
                                                                             (UNAUDITED)        (UNAUDITED)
                                                             ASSETS
Current assets:
    Cash and cash equivalents                                                   $19,691            $25,376            $29,920
    Accounts receivable, net                                                     15,562             16,125             22,223
    Prepaid expenses and other current assets                                     5,109              3,697              3,775
                                                                            -----------        -----------        -----------
      Total current assets                                                       40,362             45,198             55,918

Furniture, fixtures and equipment, net                                            7,471              8,804              9,165
Goodwill, net                                                                    43,960             43,960             43,960
Intangible assets, net                                                            3,098              4,260              5,421
Other assets                                                                      1,322              1,392              1,265
                                                                            -----------        -----------        -----------
      Total assets                                                              $96,213           $103,614           $115,729
                                                                            ===========        ===========        ===========

                                              LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                                             $4,674             $6,446             $5,783
    Accrued expenses and other current liabilities                               14,888             15,487             22,197
    Current portion of long-term debt                                             4,571              2,867              3,268
    Current portion of deferred revenue                                          22,799             23,858             24,049
                                                                            -----------        -----------        -----------
      Total current liabilities                                                  46,932             48,658             55,297

Deferred revenue, less current portion                                              231                351                465
Deferred tax liability                                                              779                945              1,233
Long-term debt, less current portion                                              7,027              7,217              7,928
Other long-term liabilites                                                       11,880              8,202              8,805
                                                                            -----------        -----------        -----------
      Total liabilities                                                          66,849             65,373             73,728
                                                                            -----------        -----------        -----------

Stockholders' equity:
Convertible preferred stock                                                           -                  -                  -
Common stock                                                                        353                352                346
Additional paid-in capital                                                      251,048            250,982            250,300
Accumulated deficit                                                            (221,135)          (211,925)          (207,628)
Accumulated other comprehensive loss                                               (902)            (1,168)            (1,017)
                                                                            -----------        -----------        -----------
      Total stockholders' equity                                                 29,364             38,241             42,001

                                                                            -----------        -----------        -----------
      Total liabilities and stockholders' equity                                $96,213           $103,614           $115,729
                                                                            ===========        ===========        ===========

                                                                                                                [LOGO] Mercator.
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                                                 MERCATOR SOFTWARE, INC.
                                     Consolidated Condensed Statements of Operations
                                          (In thousands, except per share data)
                                                       (Unaudited)


                                                         THREE MONTHS ENDED                      SIX MONTHS ENDED
                                                              JUNE 30,                               JUNE 30,
                                                   -----------------------------         -------------------------------
                                                       2003             2002 *               2003               2002 *
                                                   ------------     ------------         -------------------------------
Revenues:
    Software licensing                                $6,147            $10,890             $13,119            $20,439
    Services                                           5,224              6,901              10,830             14,865
    Maintenance                                       10,668              9,175              21,099             19,074
                                                   ------------     ------------         -------------------------------
        Total revenues                                22,039             26,966              45,048             54,378
                                                   ------------     ------------         -------------------------------

Cost of revenues:
    Software licensing                                    67                153                 158                277
    Services                                           4,679              6,065               9,975             13,720
    Maintenance                                        1,654              1,993               3,313              4,009
    Stock option re-pricing benefit                        -                (47)                  -               (319)
    Amortization of intangibles                          961                962               1,922              1,923
                                                   ------------     ------------         -------------------------------
        Total cost of revenues                         7,361              9,126              15,368             19,610
                                                   ------------     ------------         -------------------------------
        Gross profit                                  14,678             17,840              29,680             34,768
                                                   ------------     ------------         -------------------------------

Operating expenses:
    Product development                                5,097              5,237              10,131              9,746
    Selling and marketing                              7,420             11,893              15,732             23,844
    General and administrative                         5,486              6,885              11,136             13,648
    Stock option re-pricing benefit                        -               (109)                  -               (748)
    Amortization of intangibles                          201                200                 401                505
    Restructuring charge                               4,839              1,308               5,106              1,063
                                                   ------------     ------------         -------------------------------
        Total operating expenses                      23,043             25,414              42,506             48,058
                                                   ------------     ------------         -------------------------------

        Operating loss                                (8,365)            (7,574)            (12,826)           (13,290)
Foreign currency exchange loss, net                     (465)              (101)               (364)              (161)
Other expense, net                                      (229)               (75)               (450)              (142)
                                                   ------------     ------------         -------------------------------
Loss before income taxes                              (9,059)            (7,750)            (13,640)           (13,593)

Provision for/(benefit from) income taxes                151                524                (133)               794
                                                   ------------     ------------         -------------------------------
Net loss                                             ($9,210)           ($8,274)           ($13,507)          ($14,387)
                                                   ============     ============         ===============================

Net loss per share
  Basic and fully diluted                             ($0.26)            ($0.24)             ($0.39)            ($0.43)

Weighted average shares outstanding
  Basic and fully diluted                             35,205             33,866              35,071             33,721


Pro forma net loss                                   ($1,896)           ($3,370)            ($3,851)           ($6,925)

Pro forma net loss per share
  Basic and fully diluted                             ($0.05)            ($0.10)             ($0.11)            ($0.21)

Pro forma weighted average shares outstanding
  Basic and fully diluted                             35,205             33,866              35,071             33,721

* Certain reclassifications have been made to conform to the 2003 presentation.

                                                                                                       [LOGO] Mercator.
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                                                       MERCATOR SOFTWARE, INC.
                                           Pro Forma Consolidated Statements of Operations
                       Impact of Amortization, Restructuring and Stock Option Re-Pricing on Reported Net Loss
                                                (In thousands, except per share data)
                                                             (Unaudited)



                                              FOR THE THREE MONTHS ENDED JUNE 30, 2003    FOR THE THREE MONTHS ENDED JUNE 30, 2002
                                             ------------------------------------------  -------------------------------------------
                                             AS REPORTED  ADJUSTMENTS (1)  AS ADJUSTED    AS REPORTED  ADJUSTMENTS (1)  AS ADJUSTED
                                             -----------  ---------------  -----------    -----------  ---------------  -----------

Revenues                                       $22,039             -         $22,039        $26,966             -         $26,966
Cost of revenues excluding stock option
      re-pricing benefit and amortization of
      intangibles                                6,400             -           6,400          8,211             -           8,211
Stock option re-pricing benefit                      -             -               -            (47)           47               -
Amortization of intangibles                        961          (961)              -            962          (962)              -
                                             ------------------------------------------  -------------------------------------------
Gross margin                                    14,678           961          15,639         17,840           915          18,755
Operating expenses excluding stock option
      re-pricing benefit, amortization of
       intangibles and restructuring charge     18,003             -          18,003         24,015             -          24,015

Stock option re-pricing benefit                      -             -               -           (109)          109               -
Amortization of intangibles                        201          (201)              -            200          (200)              -
Restructuring charge                             4,839        (4,839)              -          1,308        (1,308)              -
                                             ------------------------------------------  -------------------------------------------
Operating loss                                  (8,365)        6,001          (2,364)        (7,574)        2,314          (5,260)
Foreign currency exchange loss, net               (465)            -            (465)          (101)            -            (101)
Other expense, net                                (229)            -            (229)           (75)            -             (75)
                                             ------------------------------------------  -------------------------------------------
Loss before income taxes                        (9,059)        6,001          (3,058)        (7,750)        2,314          (5,436)
Provision for/(benefit from) income taxes          151        (1,313)         (1,162)           524        (2,590)         (2,066)
                                             ------------------------------------------  -------------------------------------------
Net loss                                       ($9,210)       $7,314         ($1,896)       ($8,274)       $4,904         ($3,370)
                                             ==========================================  ===========================================

Net loss per share:
  Basic and fully diluted                       ($0.26)                       ($0.05)        ($0.24)                       ($0.10)
Proforma shares outstanding:
  Basic and fully diluted                       35,205                        35,205         33,866                        33,866


                                               FOR THE SIX MONTHS ENDED JUNE 30, 2003       FOR THE SIX MONTHS ENDED JUNE 30, 2002
                                             ------------------------------------------  -------------------------------------------
                                             AS REPORTED  ADJUSTMENTS (1)  AS ADJUSTED    AS REPORTED  ADJUSTMENTS (1)  AS ADJUSTED
                                             -----------  ---------------  -----------    -----------  ---------------  -----------

Revenues                                       $45,048             -         $45,048        $54,378             -         $54,378
Cost of revenues excluding stock option
      re-pricing benefit and amortization of
      intangibles                               13,446             -          13,446         18,006             -          18,006
Stock option re-pricing benefit                      -             -               -           (319)          319               -
Amortization of intangibles                      1,922        (1,922)              -          1,923        (1,923)              -
                                             ------------------------------------------  -------------------------------------------
Gross margin                                    29,680         1,922          31,602         34,768         1,604          36,372
Operating expenses excluding stock option
      re-pricing benefit, amortization of
      intangibles and restructuring charge      36,999             -          36,999         47,238             -          47,238
Stock option re-pricing benefit                      -             -               -           (748)          748               -
Amortization of intangibles                        401          (401)              -            505          (505)              -
Restructuring charge                             5,106        (5,106)              -          1,063        (1,063)              -
                                             ------------------------------------------  -------------------------------------------
Operating loss                                 (12,826)        7,429          (5,397)       (13,290)        2,424         (10,866)
Foreign currency exchange loss, net               (364)            -            (364)          (161)            -            (161)
Other expense, net                                (450)            -            (450)          (142)            -            (142)
                                             ------------------------------------------  -------------------------------------------
Loss before income taxes                       (13,640)        7,429          (6,211)       (13,593)        2,424         (11,169)
Provision for/(benefit from) income taxes         (133)       (2,227)         (2,360)           794        (5,038)         (4,244)
                                             ------------------------------------------  -------------------------------------------
Net loss                                      ($13,507)       $9,656         ($3,851)      ($14,387)       $7,462         ($6,925)
                                             ==========================================  ===========================================

Net loss per share:
  Basic and fully diluted                       ($0.39)                       ($0.11)        ($0.43)                       ($0.21)
Proforma shares outstanding:
  Basic and fully diluted                       35,071                        35,071         33,721                        33,721

(1)     The adjustments to loss before income taxes represent the reversals of stock option re-pricing benefits, acquisition related intangibles amortization charges and restructuring charges. The adjustment to the provision for/(benefit from) income taxes is to reflect a 38% tax rate, although the actual rate may differ. The pro forma information is not presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP).


                                                                                                                    [LOGO] Mercator.
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